The Bruton's Tyrosine Kinase (BTK) Inhibitor Ibrutinib (PCI-32765) is Highly Active and Tolerable in Treatment Naïve (TN) Chronic Lymphocytic Leukemia (CLL) Patients: Interim Results of a Phase Ib/II Study

JOHN C. BYRD, MD[1], RICHARD FURMAN, MD[2], STEVEN COUTRE, MD[3], JAN BURGER, MD, PHD[4], KRISTIE BLUM, MD[1], JEFF SHARMAN, MD[5], IAN FLINN, MD, PHD[6], BARBARA GRANT, MD[7], NYLA HEEREMA, PHD[1], AMY JOHNSON, PHD[1], TASHEDA NAVARRO[8], DANELLE JAMES, MD, MAS[8], ERIC HEDRICK, MD[8], SUSAN O'BRIEN, MD[4]

[1]Division of Hematology and The Department of Pathology, The Ohio State University, Columbus, OH
[2]Department of Medicine, Division of Hematology-Oncology, Weill Cornell Medical College, New York, NY
[3]Divisions of Hematology and Oncology and Stanford Cancer Center, Stanford University School of Medicine, Stanford, CA
[4]Department of Leukemia, The University of Texas MD Anderson Cancer Center, Houston, TX
[5]US Oncology, Springfield, OR
[6]Sarah Cannon Research Institute, Nashville, TN
[7]Department of Medicine, Vermont Cancer Center, University of Vermont, Burlington, VT
[8]Pharmacyclics, Inc, Sunnyvale, CA

pharmacyclics

Bruton's Tyrosine Kinase (BTK)
A critical kinase for lymphoma cell survival and proliferation

- BTK is expressed and functional across non-T-cell hematopoietic lineages
- BTK functions downstream in a variety of receptors
  - Essential element of B-cell receptor signaling
  - Chemokine mediated migration & adhesion
  - TLR signaling
- B-cell tumors may be dependent upon BTK for proliferation and survival



B cell receptor
Cell membrane
CD79A
CD79B
CD19
LYN
SYK
PI3K
BTK
BLNK
PLCγ
DAG
PKCβ
IKK
ERK
NF-κB
Nucleus

Ibrutinib (PCI-32765), a selective inhibitor of BTK


O
NH2
N
N
N
N
N
O

- Forms a specific bond with cysteine-481 in BTK
- Highly potent BTK inhibition at IC50 = 0.5 nM
- Orally administered with once daily dosing resulting in 24-hr target inhibition
- No cytotoxic effect on T-cells or NK-cells
- In CLL cells promotes apoptosis and inhibits CLL cell migration and adhesion
- Phase I/II data of single agent ibrutinib in relapsed/refractory CLL patients demonstrated a high frequency of durable response (O'Brien ASH 2011)

PCYC-1102-CA: Phase IB/II in CLL/SLL

PCYC-1102-CA

Total enrollment 117 patients

Dates enrolled
20th May 10 –
27th Jul 11

Relapsed/Refractory
420 mg/d (n=27)
Median follow-up 17.5 months

Treatment Naïve ≥ 65 yrs
420 mg/d (n=26)
Median follow-up 14.4 months

Relapsed/Refractory
840 mg/d (n=34)
Median follow-up 13.8 months

High-risk Relapsed/Refractory
420 mg/d (n=25)
Median follow-up 7.4 months

Treatment Naïve ≥ 65 yrs
840 mg/d (n=5)
Median follow-up 7.4 months

PCYC-1102-CA: Phase IB/II in CLL/SLL
(Treatment Naïve ≥ 65 yrs population)

PCYC-1102-CA

117 patients

Dates enrolled
20th May 10
– 27th Jul 11

Treatment Naïve ≥ 65 yrs
420 mg/d (n=26)
Median follow-up 14.4 months

Treatment Naïve ≥ 65 yrs
840 mg/d (n=5)*
Median follow-up 7.4 months

**The 840mg TN cohort was terminated after comparable activity and safety between doses was shown in R/R patients. One patient in this cohort received only 420 mg daily.*

Study Design:

- Ibrutinib as a single agent for treatment naïve CLL/SLL patients aged 65 and older
- Two fixed continuous doses 420 mg/day or 840 mg/day until disease progression
- Objectives to evaluate:
  - Safety
  - Response rate
  - PFS

Patient Characteristics

	420 mg/d (N=26)	840 mg/d (N=5)	Total (N=31)
Age, years			
Median (Range):	71 (66 – 84)	71 (65 – 77)	71 (65 – 84)
≥70 years, # (%)	20 (77)	3 (60)	23 (74)
ECOG Performance Status, # (%)			
0	18/25 (72)	2 (40)	20/30 (67)
1	7/25 (28)	3 (60)	10/30 (33)
β2 Microglobulin > 3mg/L	7 (27)	0	7 (23)
Cytopenia at baseline, # (%)			
HGB < 11g/dL	8 (31)	2 (40)	10 (32)
Platelets < 100,000/μL	11 (42)	1 (20)	12 (39)
HGB < 11g/dL or PLT < 100,000 μL	16 (62)	3 (60)	19 (61)
Prognostic Markers, # (%)			
IgVH unmutated:	11 (42)	2/4 (50)	13/30 (43)
Del(17p):	2 (8)	0	2 (6)

PCYC-1102-CA: Patient Disposition (Treatment Naïve ≥ 65 yrs)

	420 mg/d (N=26)	840 mg/d (N=5)
Subjects Discontinued, # (%)	4 (15)	1 (20)
Primary Reasons for Discontinuation, # (%)		
Disease Progression	1 (4)[a]	0 (0)
Adverse event Unrelated: viral syndrome Unrelated: Worsening GI hemorrhage Possibly related: fatigue	2 (8)[b,c]	1 (20)[e]
Subject withdrew consent "desired faster response"	1 (4)[d]	
Death on study, # (%)	0	0

days on ibrutinib: a) 280 days; b) 41 days; c) 115 days; d) 41 days; e) 9 days

Common AEs (> 20 %) regardless of relationship
(Treatment Naïve ≥ 65 yrs)


Diarrhea
Nausea
Fatigue
Dyspepsia
Rash
Contusion/Ecchymosis
Dizziness
Hypertension
Vomiting
0%
10%
20%
30%
40%
50%
60%
70%
Grade 1
Grade 2
Grade 3
Grade 4

Safety (Treatment Naïve ≥ 65 yrs)

	Total (N=31)	
	Grade 3	Grade 4
Grade 3/4 hematology toxicity, # (%)	**2 (6)**	**2 (6)**
Neutropenia	0	0
Anemia	1 (3)	1 (3)
Thrombocytopenia	1 (3)	1 (3)
Grade 3/4 non-hematology toxicity regardless of relatedness	**6 (19)**	0
Diarrhea	4 (13)	0
Hyponatremia	2 (6)	0
Enterocolitis hemorrhagic	1 (3)	0
Grade 3/4 infections	**3 (10)**	**0**

[1] Reported as AEs

Treatment related lymphocytosis – ibrutinib affects microenvironment

Transient surge in lymphocytes, less pronounced in TN ≥ 65 yrs occurring with rapid resolution of lymph nodes



Median Percent Change From Baseline
500
400
300
200
100
0
-100
ALC – R/R single agent
ALC – TN single agent
Screen
Cycle 1
Cycle 2
Cycle 3
Cycle 4
Cycle 5
Cycle 6
Cycle 7
Cycle 8
Cycle 9
Cycle 10
Cycle 11
Cycles



0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
SPD – R/R single agent
SPD – TN single agent
Screen
Cycle 1
Cycle 2
Cycle 3
Cycle 4
Cycle 5
Cycle 6
Cycle 7
Cycle 8
Cycle 9
Cycle 10
Cycle 11
Cycles

Response Criteria

- NHL IWG criteria[1] were applied to SLL cases
- The 2008 IWCLL criteria[2] were applied to CLL cases with the following modifications:
  - Treatment-related lymphocytosis, in the absence of other parameters meeting the criteria for PD, was not considered PD in line with modified IWCLL (2012) and NCCN (2011)
  - "Nodal" response describes patients who achieved a PR by other parameters until a 50% reduction in ALC from baseline was achieved or ALC (<5K).
  - Patients with a normal ALC at baseline with treatment-related lymphocytosis required normalization for a PR.
  - Best response refers to any time during therapy or follow-up.
- Responses reviewed and agreed upon by all investigators and Co-PI's (John C. Byrd, MD and Susan O'Brien, MD)

[1]Cheson, et al, J Clin Oncol, 2007
[2]Hallek, et al, Blood, 2008

Best Response

	420 mg/d (N=26) Median f/u = 14.4 mos	840 mg/d (N=5) Median f/u = 7.4 mos	Total (N=31) Median f/u = 12.8 mos
	# (%)	# (%)	# (%)
CR	3 (12)	0	3 (10)
PR	18 (69)	2 (40)	20 (65)
ORR*	**81%**	**40%**	**74%**
Nodal	3 (12)	1 (20)	4 (13)
SD	1 (4)	1 (20)	2 (6)
PD	0	0	0
NE	1 (4)	1 (20)	2 (6)

*Per IWCLL 2008 criteria

PCYC-1102-CA: Best Response by Risk Features (Treatment Naïve ≥ 65 yrs)

	N	ORR % (n)	CR % (n)
All Patients	31	**74** (23)	**10** (3)
≥ 70 years age	23	**70** (16)	**13** (3)
Hgb < 11 g/dL or PLT < 100K/µL at screening	19	**79** (15)	**11** (2)
IgVH unmutated	13	**92** (12)	**15** (2)
Del17p present	2	**100** (2)	**0** (0)
β2 Microglobulin > 3mg/L	7	**86** (6)	**29** (2)

Sustained Improvement* in Hemoglobin and platelet counts in patients with Pre-treatment Cytopenias


Platelets
6/12 thrombocytopenic (plt < 100K) patients experienced sustained improvement in platelets
50%
Hgb
5/10 anemic (hgb < 11g/dl) patients experienced sustained improvement in hemoglobin
50%
0%
10%
20%
30%
40%
50%
60%

*Sustained improvement is defined as improvement in pretreatment cytopenia by >50%, or achieving a Hgb >11 g/dL OR plts >100,000 sustained for ≥ 60 days without blood transfusion

Cumulative Best Response—Treatment Naïve ≥ 65 yrs

420 mg/d cohort (n=26)—Median f/u 14.4 months



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Response Rate %
27%
42%
50%
4%
46%
38%
73%
4%
69%
19%
77%
8%
69%
15
%
81%
12%
69%
12%
Cycle 2
Cycle 5
Cycle 8
Cycle 11
Best Response
CR
PR
Nodal Response

Cumulative Best Response: Comparison of Relapsed/Refractory (n=27) and Treatment Naïve ≥ 65 yrs (n=26) populations at 420 mg



Faster Time to Response
Higher ORR
Higher CR Rate
Response Rate %
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
27%
19%
50%
4%
46%
34%
4%
30%
77%
8%
69%
56%
4%
52%
TN
RR
Cycle 2
TN
RR
Cycle 5
TN
RR
Cycle 11
CR
PR

PCYC-1102-CA: Progression-free Survival
(Treatment Naïve ≥ 65 yrs)

Estimated 15 mo PFS at 420mg/d = 96%



1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
PFS Probability
420 mg/day – Naïve (N=26)
840 mg/day – Naïve (N=5)
+ Censored
0
2
4
6
8
10
12
14
16
18
20
Months on Study

Data cut-off of 13MAR2012

Summary

Ibrutinib administered as a single-agent to patients ≥ 65 years with treatment naïve CLL:

- Resulted in 81% of patients achieving an IWCLL response with estimated 15-month PFS of 96% with 420mg/d suggesting early durability of treatment benefit
- Responses to the single agent include complete remissions with no morphologic evidence of CLL
- Continuous daily dosing is well tolerated allowing for extended treatment

Acknowledgement

All the patients and their families who participated in the study

Investigators and clinical research staff from all the clinical centers

Pharmacyclics, Inc.

Jamie-Sue West	Clara Plascencia	Joe Buggy
Anh Tran	Joyce Martin	Ahmed Hamdy
Zeena Salman	Joe Laver	Eric Hedrick
Tasheda Navarro	Raquel Izumi	Danelle James
Sheila Lagura	Mei Cheng	Lori Kunkel
Stephen Chan	Cathy Zhou	Robert Dugan
Raymond Lee	Fong Clow	
Julie Graves	Betty Chang	